Exhibit 99.1

                               COACH CAPITAL, LLC

                                                       Lease Number COCAP05-0520

                             MASTER LEASE AGREEMENT

This Master Lease Agreement (the "Agreement") is made the _____ day of May, 2005 between Coach Capital, LLC its principal office at 9399 West Higgins Road, Suite 920, Rosemont, IL 60018 (the "Lessor") and Access Worldwide Communications, Inc., a Delaware corporation assigned organizational file number 2953849 by such jurisdiction, with its principal office at 4950 Communications Avenue, Suite 300, Boca Raton, Florida 33431 (the "Lessee").

1.   LEASE.

THIS IS A NON-CANCELABLE AGREEMENT. This Agreement is irrevocable for the full term of lease as set forth in any Equipment Schedule and for the aggregate rentals therein reserved, and the rent shall not abate by reason of termination of Lessee's right of possession and/or the taking of possession by the Lessor or for any other reason. Lessor hereby leases to Lessee, and Lessee hereby leases from Lessor, the items of personal property and associated software, if any, (the "Equipment") described in an Equipment Schedule or Schedules executed and delivered by Lessor and Lessee concurrently with this Agreement or subsequent thereto. Neither Lessor nor Lessee shall have any obligations hereunder until the execution and delivery of such Equipment Schedule or Schedules. Each Equipment Schedule (which shall be in the form annexed hereto) shall constitute a separate lease and shall be binding, when executed by the parties hereto, upon the parties, their successors, legal representatives and permitted assigns. The terms and conditions contained herein (including the Supplements, if any annexed hereto) and in such Equipment Schedule or Schedules shall govern the leasing and use of the Equipment. Wherever it appears herein, the term "this Agreement" refers collectively to this Master Lease Agreement, the Supplements, if any annexed hereto, and the Equipment Schedule pertaining to any item of Equipment. In the event of a conflict between the language of this Master Lease Agreement and any Supplement or Equipment Schedule, the language of the Supplement shall prevail over the language of the Master Lease Agreement and the language of an Equipment Schedule shall prevail over the language of any Supplement and the language of the Master Lease Agreement.

2.   ADDITIONAL DEFINITIONS.

(a) The "Installation Date" means the date on which the Equipment is installed at Lessee's site.

(b) The "Commencement Date" means, as to the Equipment designated on any Equipment Schedule where the Installation Date for such Equipment falls on the first day of the month, that date, and in any other case, the first day of the month following the month in which such Installation Date falls.

3.   TERM OF LEASE.

(a) The term of this Agreement, as to all Equipment designated on any Equipment Schedule, shall commence on the Installation Date for such Equipment, and shall continue for an initial period from the applicable Commencement Date (the "Initial Period"); thereafter, the term of this Agreement for all such Equipment shall be automatically extended for successive three-month periods unless and until terminated by either party giving to the other not less than three months prior written notice. Any such termination shall be effective only on the last day of the Initial Period or the last day of any such successive periods. No Equipment Schedule may be terminated with respect to less than all items of Equipment identified therein.

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(b)  Any notice of termination given by either party under this Agreement or under any Supplement annexed hereto may not be revoked without the written consent of the other party.

4.   RENTALS.

As to all Equipment, the monthly rental payable by Lessee to Lessor is as set forth in the applicable Equipment Schedule. Rental shall begin on the Installation Date and shall be due and payable by Lessee in advance on the first day of each month. If the Installation Date does not fall on the first day of a month, the first payment shall be a pro rata portion of the monthly rental, calculated on a 30-day basis, due and payable on the Installation Date. In addition to the monthly rental set forth in the Schedule, Lessee shall pay to Lessor an amount equal to all taxes paid, payable or required to be collected by Lessor, however designated, which are levied or based on such rental, on this Agreement, or on the Equipment or its use, lease operation, control, or value, including without limitation, state and local privilege or excise taxes based on gross revenue, any penalties or interest in connection therewith or taxes or amounts in lieu thereof paid or payable by Lessor in respect of the foregoing, but excluding taxes based on Lessor's net income. Personal property taxes on the Equipment shall be paid by Lessee. Lessee agrees to file, on behalf of Lessor, all required property tax returns and reports concerning the Equipment with all appropriate governmental agencies, and, within not more than 45 days after the due date of such filing, to send Lessor confirmation of such filing.

Interest on any past due payment shall accrue at the rate of 1 3/4% per month, (including any fraction thereof), or if such rate shall exceed the maximum rate allowed by law, then at such maximum rate, and shall be payable on demand. Charges for taxes, penalties and interest shall be promptly paid by Lessee when invoiced by Lessor.

5. INSTALLATION AND USE OF EQUIPMENT.

Lessee agrees, at its own cost and expense:

(a) to provide the required suitable electric current to operate the Equipment and/or suitable place of installation for the Equipment with all appropriate facilities as specified by the manufacturer.

(b) to keep the Equipment in its sole possession and control. The Equipment shall not be moved from the location stated in the Equipment Schedules without the prior written consent of Lessor.

(c) to pay all shipping charges and other expenses incurred in connection with the shipment of the Equipment by the Seller to the Lessee.

(d) to pay all charges and expenses in connection with the operation of each item of the Equipment.

(e) to comply with all governmental laws, ordinances, regulations, requirements and rules with respect to the use, maintenance and operation of the Equipment.

(f) Subject to the terms of this Agreement, Lessee shall be entitled to unlimited usage of the Equipment without extra charge by Lessor and may sell time on the Equipment to third parties.

(g) After prior notice to Lessor, Lessee may, at its own expense, make alterations in or add attachments to the Equipment, provided that such alterations or attachments do not decrease the value of the Equipment or interfere with the normal and satisfactory operation or maintenance of the Equipment or with Lessee's ability to obtain and maintain the maintenance contract required by this Agreement. Unless Lessor shall otherwise agree in writing, all such alterations and attachments shall be and become the property of Lessor or, at the option of Lessee, shall be removed by Lessee and the Equipment restored at Lessee's expense to its original condition, reasonable wear and tear only excepted.

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6.   MAINTENANCE AND REPAIRS.

(a) Lessee shall, during the continuance of this Agreement, at its expense, keep the Equipment in good working order and condition and make all necessary adjustments, repairs and replacements thereto. Lessee shall not use or permit the Equipment to be used for any purpose for which, in the opinion of manufacturer, the Equipment is not designed or reasonably suitable.

(b) Without limiting the generality of the foregoing, Lessee shall, during the continuance of this Agreement, at its own expense, enter into and maintain in force a contract with the manufacturer (or other qualified service organization approved in writing by both parties) covering at least prime shift maintenance of each item of Equipment. Such contract as to each item shall commence upon expiration of the warranty period, if any, relating to such items. Lessee shall furnish Lessor with a copy of such contract(s) upon demand.

(c) At the termination of this Agreement, Lessee shall, at its expense, return the Equipment to Lessor (at the location designated by Lessor within the continental United States) in the same operating order, repair, condition and appearance as on the Installation Date, reasonable wear and tear only excepted with all engineering changes prescribed by the manufacturer prior thereto incorporated therein, and Lessee shall arrange and pay for such repairs (if any) as are necessary for the manufacturer to accept the equipment under contract maintenance at its then standard rates.

(d) Lessee shall comply with all governmental laws, regulations and requirements, and all insurance requirements, if any, with respect to the use, maintenance and operation of the Equipment.

7.   OWNERSHIP AND INSPECTION.

(a) The Equipment shall at all times remain the property of the Lessor. Lessor may affix or request Lessee to affix tags, decals or plates to the Equipment indicating Lessor's ownership, and Lessee shall not permit their removal or concealment.

(b) It is the intention and understanding of both Lessor and Lessee that the Equipment shall be and at all times remain separately identifiable personal property. Lessee shall not permit the Equipment to be installed in, or used, stored or maintained with, any personal property in such manner or under such circumstances that such Equipment might be or become an accession to or confused with such other personal property; provided, however, that the use or maintenance in accordance with normal operating procedures of Lessee of the Equipment with any other computer equipment owned by or leased to Lessee shall not be a violation of the foregoing provisions of this sentence. Lessee shall not permit the Equipment to be installed in or used, stored, or maintained with, any real property in such a manner or under such circumstances that any person might acquire any rights in such Equipment paramount to the rights of Lessor by reason of such Equipment being deemed to be real property or a fixture thereon.

(c) Lessee shall keep the Equipment free and clear of all liens and encumbrances. Lessee shall not assign this agreement or any of its rights hereunder or sublease the Equipment without the prior written consent of Lessor, except that Lessee may, at its expense, upon prior written notice to Lessor, assign this Agreement or sublease the Equipment to any parent or subsidiary corporation, or to a corporation which shall have acquired all or substantially all of the property of Lessee by merger, consolidation or purchase. No permitted assignment or sublease shall relieve Lessee of any of its obligations hereunder.

(d) Lessor or its agents shall have free access to the Equipment at all reasonable times for the purpose of inspection and for any other purpose contemplated in this Agreement.

(e) Lessee shall immediately notify Lessor of all details concerning any damage or loss arising out of the improper manufacture, functioning or operation of the Equipment.

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8.   WARRANTIES.

(a) Lessor shall, at the request and expense of Lessee, enforce for the benefit of Lessee any rights which Lessor shall be entitled to enforce against the manufacturer in respect of the Equipment.

(b) EXCEPT AS OTHERWISE SPECIFICALLY PROVIDED HEREIN, THERE ARE NO REPRESENTATIONS OR WARRANTIES OF ANY KIND EXPRESS OR IMPLIED, WITH RESPECT TO THE CONDITION OR PERFORMANCE OF THE EQUIPMENT, ITS MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, OR WITH RESPECT TO PATENT INFRINGEMENT OR THE LIKE. LESSOR SHALL HAVE NO LIABILITY TO LESSEE FOR ANY CLAIM, LOSS OR DAMAGE OF ANY KIND OR NATURE WHATSOEVER, NOR SHALL THERE BE ANY ABATEMENT OF RENTAL, ARISING OUT OF OR IN CONNECTION WITH (i) THE DEFICIENCY OR INADEQUACY OF THE EQUIPMENT FOR ANY PURPOSE, WHETHER OR NOT KNOWN OR DISCLOSED TO LESSOR, (ii) ANY DEFICIENCY OR DEFECT IN THE EQUIPMENT, (iii) THE USE OR PERFORMANCE OF THE EQUIPMENT, (iv) ANY INTERRUPTION OR LOSS OF SERVICE OR USE OF THE EQUIPMENT, OR (v) ANY LOSS OF BUSINESS OR OTHER CONSEQUENTIAL LOSS OR DAMAGE WHETHER OR NOT RESULTING FROM ANY OF THE FOREGOING. LESSEE WILL DEFEND, INDEMNIFY AND HOLD LESSOR HARMLESS AGAINST ANY AND ALL CLAIMS, DEMANDS AND LIABILITIES ARISING OUT OF OR IN CONNECTION WITH THE DESIGN, MANUFACTURE, POSSESSION OR OPERATION OF THE EQUIPMENT. TO THE EXTENT PERMITTED BY APPLICABLE LAW, LESSEE WAIVES ANY AND ALL RIGHTS AND REMEDIES CONFERRED UPON A LESSEE BY ARTICLE 2A OF THE UNIFORM COMMERCIAL CODE.

(c) Lessor warrants to Lessee that, so long as Lessee shall not be in default of any of the provisions of this Agreement, neither Lessor nor its Assignee will disturb Lessee's quiet and peaceful possession of the Equipment and Lessee's unrestricted use thereof for its intended purpose.

9.   SECURITY INTEREST.

(a) In the event that Lessor transfers or assigns or grants a security interest in all or any part of its rights in this Agreement, the Equipment and/or sums payable hereunder to the third party, whether as collateral security for any loans or advances made or to be made to Lessor by such third party or otherwise, Lessee, upon receipt of notice of any such transfer or assignment and instructions from Lessor, shall pay its obligations hereunder or amounts equal thereto to the third party (or to any other party designated by the third party), and Lessee's obligations hereunder shall be absolute and unconditional and shall not be subject to any abatement, reduction, recoupment, defense, offset or counterclaim available to Lessee against Lessor for any reason whatsoever; nor, except as otherwise expressly provided herein, shall this Agreement terminate, or the respective obligations of Lessor or Lessee be otherwise affected, by reason of any defect in the Equipment, condition, design, operation or fitness for use thereof or any loss or destruction of the Equipment or any part thereof, the prohibition of or other restriction against Lessee's use of the Equipment, the interference with such use by any private person or entity, or by reason of any failure by Lessor to perform any of its obligations herein contained, or by reason of any other indebtedness or liability, howsoever and whenever arising, of Lessor to Lessee or to any other person, firm or corporation or to any governmental authority or for any other cause whether similar or dissimilar to the foregoing, any present or future law to the contrary notwithstanding, it being the intention of the parties hereto that the rental payable by Lessee hereunder shall continue to be payable in all events and at the times herein provided, except as otherwise expressly provided for herein.

(b) Lessee represents and warrants to, and covenants and agrees with Lessor that, as of the date hereof and as of the date of the Delivery and Acceptance Certificate for each Equipment Schedule that: 1) Lessee is duly organized, validly existing and in good standing under the laws of the state of its organization identified above, has been assigned the organizational file number identified above by such jurisdiction and has full power and authority to enter into this Agreement; 2) this Agreement has been duly authorized, executed and delivered by Lessee and is its valid and binding obligation, enforceable in accordance with its terms; 3) no approval, consent, or withholding of objection is required from any governmental authority with respect to the entering into or performance of this Agreement by Lessee; 4) the entering into or performance of this Agreement by Lessee does not and will not

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     violate a judgment, order, law or regulation applicable to Lessee or any provision of Lessee's certificate of incorporation or by-laws or result in a breach of, or constitute a default under, or result in the creation of any lien, charge, security interest or other encumbrance upon any assets of Lessee or on the Equipment or this Agreement pursuant to, any indenture, mortgage, deed of trust, bank loan, credit agreement or other instrument to which Lessee is a party or by which it or its assets may be bound; 5) the Equipment is located at Lessee's facility as shown on the Schedule; 6) the Equipment has been and is then operating to the satisfaction of Lessee; 7) Lessee has no right, title or interest in the Equipment or any part thereof except the rights, title and interest therein as Lessee thereof under this Agreement; 8) that, on the Installation Date, this Agreement is in full force and effect, neither party is in default hereunder, and Lessee's obligations hereunder are subject to no defenses, set offs or counterclaims; 9) that the Equipment shall be used for business purposes only; 10) Lessee will provide written notice to Lessor not less than 30 days prior to any contemplated change in its name, its jurisdiction of organization or the address of its principal place of business, and 11) Lessee will execute or otherwise authenticate and deliver to Lessor standard form UCC financing statements (to be filed for information purposes only) as well as such other agreements, documents, instruments, certificates and other records as Lessor may reasonably request (including, without limitation, an opinion of counsel and certified copies of Board resolutions, both in form and substance satisfactory to Lessor) in order to effect Lessor's purchase of the Equipment or financing thereof. To the extent permitted by applicable law, Lessee hereby authorizes Lessor to file any and all UCC financing statements and other records without Lessee's signature or authentication.

10.  MISCELLANEOUS CHARGES.

Except as otherwise specifically provided in this Agreement, it is understood and agreed that this is a net lease, and that, as between Lessor and Lessee, Lessee shall be responsible for all costs and expenses of every nature whatsoever arising out of or in connection with or related to this Agreement or the Equipment (such as, but not limited to, transportation in and out, transportation insurance, rigging, drayage, packing, installation and disconnect charges).

11.  RISK OF LOSS ON LESSEE.

Lessee shall obtain and maintain from the time Lessee executes a document evidencing physical receipt of the Equipment and for the entire term of this Agreement, at its own expense, property damage and liability insurance and insurance against loss or damage to the Equipment including, without limitation, loss by fire (including so-called extended coverage) theft and such other risks of loss as are customarily insured against the type of Equipment leased hereunder by any businesses in which Lessee is engaged, in such amounts, in such form and with such insurers as shall be satisfactory to Lessor; provided, however, that the amount of insurance against loss or damage to the Equipment shall not be less than the greater of the full replacement value of the Equipment or the installments of rent then remaining unpaid hereunder plus any renewal or purchase options contained herein. Each insurance policy will name Lessee as an insured and Lessor as an additional insured and loss payee thereof as Lessor's interest may appear. Each policy shall provide that, as against Lessor, insurer waive breach of warranty defenses and subrogation rights assertable against Lessee and shall further contain a clause requiring the insurer to give Lessor at least 10 days prior written notice of any alteration in the terms of such policy or of the cancellation thereof. Lessee shall furnish to Lessor a certificate of insurance or other evidence satisfactory to Lessor that such insurance coverage is in effect provided, however, that Lessor shall be under no duty either to ascertain the existence of or to examine such insurance policy or to advise Lessee in the event such insurance coverage shall not comply with the requirements hereof. Lessee further agrees to give Lessor prompt notice of any damage to, or loss of, the Equipment, or any part thereof. Lessor shall be named as the Loss Payee on such policies, which shall be written by an insurance company of recognized responsibility. Lessee agrees to insure the interest of any third party (referred to in Paragraph 9 of this Agreement) under a standard mortgagee clause. Evidence of such insurance coverage shall be furnished to Lessor upon demand.

If Lessee does not give Lessor evidence of insurance acceptable to Lessor, Lessor have the right, but not the obligation, to obtain insurance covering Lessor's interest in the Equipment while the Schedule is in effect. Lessee will reimburse Lessor for these insurance charges as Lessor bills them to Lessee. Lessee is not required to secure or maintain any insurance, and Lessor will not be liable to Lessee if Lessor terminates any insurance coverage that Lessor arranges.

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If any item of Equipment is rendered unusable as a result of any physical damage to, or destruction of, the Equipment, the Lessee shall give Lessor immediate notice thereof and this Agreement shall continue in full force and effect without any abatement of rental. Lessee shall determine, within fifteen (15) days after the date of occurrence of such damage or destruction, whether such item of Equipment can be repaired. In the event Lessee determines that such item of Equipment can be repaired, Lessee, at its expense, shall cause such item of Equipment to be promptly repaired. In the event Lessee determines that the item of Equipment cannot be repaired, Lessee, at its expense, shall promptly replace such item of Equipment and convey title to such replacement to Lessor free of all liens and encumbrances, and this Lease shall continue in full force and effect as though such damage or destruction had not occurred. All proceeds of insurance received by Lessor or Lessee under the policy referred to in the preceding paragraph of this paragraph shall be applied toward the cost of any such repair or replacement.

12.  INDEMNIFICATION.

Lessee hereby agrees to assume liability for, and does hereby agree to indemnify, protect, save and keep harmless Lessor and its respective successors, assigns, legal representatives, agents and servants, from and against, any and all liabilities, obligations, losses, damages, penalties, claims, actions, suits, costs, expenses or disbursements (including legal fees and expenses) of any kind and nature whatsoever which may be imposed on, incurred by or asserted against Lessor or any of its respective successors, assigns, legal representatives, agents and servants (whether or not also indemnified against by the manufacturer(s) or any other person), in any way relating to or arising out of this Lease or any document contemplated hereby, or the performance or enforcement of any of the terms hereof, or in any way relating to or arising out of the manufacture, purchase, acceptance, rejection, return lease, ownership, possession, use, condition, operation, sale or other disposition of the Equipment or any accident in connection therewith (including, without limitation, latent or other defects, whether or not discoverable); provided, however, that Lessee shall not be required to indemnify Lessor or its respective successors, assigns, legal representatives, agents and servants, for loss or liability in respect of any item of Equipment arising from acts or events which occur after possession of such item of Equipment has been returned to Lessor or loss or liability resulting from the willful misconduct or gross negligence of the party otherwise to be indemnified hereunder. Lessee agrees that Lessor shall not be liable to Lessee for any liability, claim, loss, damage or expense of any kind or nature arising in strict liability or caused directly or indirectly by the inadequacy of the Equipment for any purpose or any deficiency or defect therein or the use or maintenance thereof or any repairs, servicing or adjustments thereto or any delay in providing or failure to provide any thereof or any interruption or loss of service or use thereof or any loss of business.

13.  REMEDIES.

Lessee shall be in default hereunder, and there shall be a breach of this Agreement, if:

(a) Lessee fails to pay any installment of rent within twenty (20) business days when the same becomes due and payable.

(b) Lessee attempts to remove, sell, transfer, encumber, sublet or part with possession of the Equipment or any items thereof, except as expressly permitted herein.

(c) Lessee shall fail to observe or perform any of the other obligations required to be observed or performed by Lessee hereunder, and such failure shall continue uncured for ten (10) days after written notice thereof to Lessee by Lessor.

(d) Lessee ceases doing business as a going concern, makes an assignment for the benefit of creditors, admits in writing its inability to pay its debts as they become due, files a voluntary petition in bankruptcy, is adjudicated a bankrupt or an insolvent, files a petition seeking for itself any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar arrangement under any present or future statute, law or regulation, or files an answer admitting the material allegations of a petition filed against it in any such proceeding, consents to, or acquiesces in the appointment of, a trustee, receiver, or liquidator of it or of all or any substantial part of its assets or properties, or if it or its shareholders shall take any action looking to its dissolution or liquidation.

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(e)  Within thirty (30) days after the commencement of any proceedings against
     Lessee seeking reorganization, arrangement, readjustment, liquidation, dissolution or similar relief under any present or future statute, law or regulation, such proceedings shall not have been dismissed, or if within 30 days after the appointment without Lessee's consent or acquiescence of any trustee, receiver or liquidator of it or of all or any substantial part of its assets and properties, such appointment shall not be vacated.

     In the event that Lessee is in default hereunder, then, in any such event, Lessor may at its option do any or all of the following: (i) by notice to Lessee terminate this Agreement as to all or any Equipment Schedules; (ii) whether or not this Agreement is terminated as to all or any Equipment Schedules, take possession of any or all of the Equipment on any Equipment Schedule wherever situated, cause termination of the license and support services pertaining to software, if any, and the software disabled, and for all such purposes, enter upon any premises without liability for so doing;
     (iii) sell, dispose of, hold, use or lease any Equipment on any Equipment Schedule as Lessor in its sole discretion may decide, without any duty to account to Lessee; (iv) by notice to Lessee, declare immediately due and payable all monies to be paid by Lessee during the Initial Period or, if the Initial Period has then expired, declare immediately due and payable all monies to be paid during any term (extended as provided in Paragraph 3
     (a) hereof) then in effect, and Lessee shall thereupon be obliged to pay such monies to Lessor immediately; (v) in the event that Lessor is unable to recover any Equipment from Lessee or if any Equipment is damaged, ordinary wear and tear excluded, Lessee will also be required to pay to Lessor an amount equal to Lessor's residual interest, if any, in any such equipment. In addition to Lessor's other rights and remedies hereunder, if the Equipment is not returned in a timely fashion, or if repairs are necessary to place the Equipment in the condition required by this Agreement, Lessee shall continue to pay Lessor the last prevailing monthly payment for the period of delay in redelivery, or for the period of time reasonably necessary to accomplish such repairs together with the cost of such repairs, as applicable. Lessor's acceptance of such rent on account of such delay or repair does not constitute a renewal of the term of this Agreement, or a waiver of Lessor's right to prompt return of the Equipment in proper condition. Lessee shall in any event remain fully liable for reasonable damages as provide by law and for all costs and expenses incurred by Lessor on account of such default, including all court costs and reasonable attorney's fees. In any legal action between Lessor and Lessee, Lessee expressly waives its right to trial by jury. The waiver by Lessor of any breach of any obligation of Lessee shall not be deemed a waiver of such obligation or of any subsequent breach of the same or any other obligation. The subsequent acceptance of rental payments hereunder by Lessor shall not be deemed a waiver of any prior existing breach by Lessee regardless of Lessor's knowledge of such prior existing breach at the time of acceptance of such rental payments. The rights afforded Lessor under this Paragraph shall not be deemed to be exclusive, but shall be in addition to any rights or remedies provided by law.

14. PERFORMANCE OF OBLIGATIONS OF LESSEE BY LESSOR.

If Lessee shall be in default hereunder, Lessor may thereafter, without thereby waiving any obligation of Lessee or such default make the payment or perform or comply with the agreement, the nonpayment, nonperformance or noncompliance with which caused such default, and the amount of such payment and the amount of the reasonable expenses of Lessor incurred in connection with such payment or the performance of or compliance with such agreement, as the case may be, shall be payable by Lessee upon demand.

15.  GENERAL.

(a) This Agreement shall not be binding upon Lessor unless signed on its behalf by a duly authorized officer. This Agreement shall be deemed to have been made in the State of Illinois and shall be governed in all respects by the laws of such State, without giving effect to principles of conflicts of law. The parties also consent to the jurisdiction of the federal and state courts located in Cook County, Illinois for the determination of all disputes arising under this lease. Lessor and Lessee expressly waive any right to trial by jury.

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(b)  The provisions of this Agreement are severable and the remainder shall not be affected if any provision is held unenforceable.

(c) This Master Lease Agreement (including the attached Equipment Schedules and Supplements) constitutes the entire agreement between Lessee and Lessor with respect to the Equipment, and no covenant, condition or other term or provision may be waived or modified orally.

(d) This Agreement may be executed in any number of counterparts, each counterpart constituting an original but all together one and the same instrument and contract. One counterpart, and only one, shall be stamped "Original" and shall constitute chattel paper. All other counterparts shall, prior to execution, be stamped "Duplicate" and an assignee or pledge of this Lease shall not be deemed to have perfected his security interest in this Lease by possession of any counterpart other than the one stamped "Original".

(e) All notices hereunder shall be in writing and shall be delivered in person or sent by registered or certified mail, postage prepaid, to the address of the other party as set forth herein or to such other address as such party shall have designated by proper notice.

(f) During the term of this Agreement and any renewal thereof, Lessee agrees to provide Lessor with all financial statements and other financial information as Lessor may reasonably request. This shall include, but not be limited to, the providing of Audited Financial Statements not more than one hundred twenty (120) days following the end of each fiscal year and Interim Financial Statements (signed as reliable if not audited) not more than sixty (60) days following the end of each fiscal quarter.

LESSOR:                                  LESSEE:
COACH CAPITAL, LLC                       ACCESS WORLDWIDE
                                         COMMUNICATIONS, INC.

BY:    _______________________________   BY:    ________________________________

TITLE: _______________________________   TITLE: ________________________________

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